U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 21, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   0-21743                   36-3680347
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(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
       Incorporation)                                      Identification No.)

 2201 SECOND STREET, SUITE 600, FORT
           MYERS, FLORIDA                                     33901
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   (Address of Principal Executive                          (Zip Code)
              Offices)

                                (239) - 337-3434
                           -------------------------
                            (Registrant's Telephone
                          Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS



COMPLETION OF ACQUISITION OF BSD SOFTWARE, INC.

      On December 21, 2004, NeoMedia Technologies, Inc. ("NeoMedia") (OTCBB:NEOM) and BSD Software Inc. ("BSD") (OTCBB: BSDS) signed a definitive Agreement and Plan of Merger (the "Agreement"), under which NeoMedia agreed to acquire all of the outstanding shares of BSD. Pursuant to the terms of the Agreement, BSD will be merged with and into NeoMedia Telecom Services, Inc., a wholly-owned subsidiary of NeoMedia. The separate corporate existence of BSD shall cease, and NeoMedia Telecom Services, Inc. shall continue as the surviving corporation.

      On March 21, 2006, NeoMedia and BSD completed the closing requirements and the merger became effective. In exchange for all of the outstanding shares of BSD, NeoMedia will issue 7,123,698 shares of its common stock, valued at $0.3467, which is the volume-weighted average closing price of NeoMedia stock for the five days prior to the effective time of the merger. Each BSD shareholder will receive approximately 0.2019 share of NeoMedia common stock for each share of BSD common stock held.

      BSD shareholders will receive written communication from NeoMedia with instructions regarding the exchange of their BSD shares for NeoMedia shares.

      BSD owns 90% of the outstanding shares of Triton Global Business Services, Inc., a provider of live and automated operator calling services and e-business support, including billing, clearinghouse and information management services, to companies in the telecommunications industry.

      On March 23, 2006, NeoMedia issued a press release with respect to the completion of the merger, which is attached hereto as Exhibit 16.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NeoMedia Technologies, Inc.
                                           (Registrant)


Date: March 22, 2006                       By: /s/ Charles T. Jensen
                                              ---------------------------------
                                           Charles T. Jensen, President,
                                           Chief Executive Officer and Director



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                                  EXHIBIT INDEX


   EXHIBIT NO.     DESCRIPTION
   -----------     -----------
      16.1         Press release dated March 23, 2006



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